EXHIBIT 99.1

DDDIGTAL LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
DDDigtal, LLC

We have audited the accompanying balance sheet of DDDigtal, LLC (“the Company”) as of December 31, 2015 and the related statements of operations, members’ deficit, and cash flows for the period from February 12, 2015 (date of inception) through December 31, 2015.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DDDigtal, LLC as of December 31, 2015, and the results of its operations and its cash flows for the period from February 12, 2015 (date of inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses from operations since its inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Liggett & Webb P.A.

December 22, 2016

New York, New York

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DDDIGTAL LLC

BALANCE SHEET

DECEMBER 31, 2015

ASSETS
Current assets:
Cash	$ 11,379
Accounts receivable	5,500
Total current assets	16,879

Property and equipment, net	6,338

Total assets	$ 23,217

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$ 42,223
Deferred revenue	12,000
Loans from members	24,588
Total current liabilities	78,811

Commitments and contingencies	-

Members' deficit	(55,594)

Total liabilities and members' deficit	$ 23,217

The accompanying notes are an integral part of these financial statements

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DDDIGTAL LLC

STATEMENT OF OPERATIONS AND MEMBERS' DEFICIT

From February 12, 2015
(Date of inception)
Through
December 31, 2015
REVENUE
Services	$ 117,609

OPERATING EXPENSES:
Advertising	35,540
Salaries and wages	146,533
Professional fees	128,745
Other general and administrative	67,060
Depreciation	1,325
Total operating expenses	379,203

NET LOSS	$ (261,594)

Members' equity-beginning of period	-

Contributions	206,000

Net loss	(261,594)

Member deficit-end of period	$ (55,594)

The accompanying notes are an integral part of these financial statements

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DDDIGTAL LLC

STATEMENT OF CASH FLOWS

From February 12, 2015
(Date of inception)
Through
December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (261,594)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	1,325
Changes in operating assets and liabilities:
Accounts receivable	(5,500)
Accounts payable and accrued expenses	42,223
Deferred revenue	12,000
Net cash used in operating activities	(211,546)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(7,663)
Net cash used in investing activities	(7,663)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions by owners	206,000
Proceeds from member loans	24,588
Net cash provided by financing activities	230,588

Net increase in cash	11,379

Cash-beginning of period	-
Cash-end of period	$ 11,379

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$ -
Taxes	$ -

The accompanying notes are an integral part of these financial statements

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NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

DDDigtal, LLC (the “Company”) was organized as a limited liability company under the laws of the State of Colorado on February 12, 2015. In connection with the potential merger with Massroots, Inc., the Company converted into a Colorado corporation and changed its name from DDDigtal LLC to DDDigtal Inc. This conversion was effective November 28, 2016. Any reference to the “Company” in the accompanying financial statements or these notes to the financial statements shall also be a reference to DDDigtal Inc, as converted.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

The Company provides enterprises custom website development for legal cannabis businesses under the software name “Whaxy”.

NOTE 2 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of December 31, 2015, the Company had cash of $11,379 and a working capital deficit of $61,932. From February 12, 2015 (date of inception) through December 31, 2015, the Company used net cash in operating activities of $211,546.  The Company has not yet generated any significant revenues, and has incurred net losses since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

From February 12, 2015 (date of inception) through December 31, 2015, the Company raised $206,000 in cash proceeds from contributions from members.  Subsequent to December 31, 2015, the Company’s raised $134,000 from equity contributions.

The Company's primary source of operating funds since inception has been cash proceeds from equity contributions.  The Company intends to raise additional capital through private placements of debt and equity securities, but there can be no assurance that these funds will be available on terms acceptable to the Company, or will be sufficient to enable the Company to fully complete its development activities or sustain operations. If the Company is unable to raise sufficient additional funds, it will have to develop and implement a plan to further extend payables, reduce overhead, or scale back its current business plan until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

Accordingly, the accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.

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The Company typically uses the completed contract method for website development services, which typically have construction periods of 60 days or less. Contracts are considered complete when title has passed and the customer has accepted the product. The Company defers any revenue for which the product has not been delivered or services have not been rendered or are subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services have been rendered or no refund will be required.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include revenue recognition and the recoverability of long-lived assets. Actual results may differ from these estimates.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable.

One customer accounted for 100% of the Company's total accounts receivable at December 31, 2015

The Company had two customers accounting for 32.4%, and 17.4%; (total of 49.8%) of total revenues from February 12, 2015 through December 31, 2015.

Cash

Cash consist of cash held in bank demand deposits. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

The Company maintains cash in bank accounts located in the United States, which, at times, may exceed federally insured limits or be uninsured. The Company has not experienced any losses in such accounts.

Accounts Receivable

Accounts receivable primarily consists of trade receivables, net of allowances. On a periodic basis, the Company evaluates its trade receivables and establishes an allowance for doubtful accounts based on its history of past bad debt expense, collections and current credit conditions.  The Company performs on-going credit evaluations of its customers and the customer’s current credit worthiness.  Collections and payments from customers are continuously monitored. The Company maintains an allowance for doubtful accounts, which is based upon historical experience as well as specific customer collection issues that have been identified.  As of December 31, 2015, the Company’s allowance for doubtful accounts was $-0-.  If the financial condition of customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required in future periods.

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Property and Equipment

Property and equipment consists of office equipment and is recorded at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which for computer and office equipment is three and five years, respectively. Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Advertising

The Company's advertising costs are expensed as incurred.  Advertising expense was $35,540 from February 12, 2015 (date of inception) through December 31, 2015.

Income taxes

The Company has elected to be treated under the Internal Revenue Code as a Limited Liability Company (LLC).  As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.

Segment information

Accounting Standards Codification (“ASC”) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders.  ASC also establishes standards for related disclosures about products and services and geographic areas.  Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance.  The Company applies the management approach to the identification of our reportable operating segment as provided in accordance with ASC.  The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2015.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivables and accounts payable.  Fair values were assumed to approximate carrying values for cash, accounts receivables and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Recent Accounting Pronouncements

In August 2014, FASB issued ASU 2014-15, Presentation of Financial Statements Going Concern, which provides guidance to reduce diversity in the timing and content of footnote disclosures. The amendment requires management to assess the Company’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The Company has to define the term of substantial doubt, which has to be evaluated every reporting period including interim periods. Management has to provide principles for considering the mitigating effect of its plan, and disclose when substantial doubt is alleviated as well as when it is not alleviated. The Company is required to assess management’s plan for a period of one year after the financial statements are issued (or available to be issued). The amendment is effective for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently assessing the impact of implementing the new guidance.

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In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, which creates ASC 606, Revenue from Contracts with Customers, and supersedes the revenue recognition requirements in ASC 605, Revenue Recognition, including most industry-specific revenue recognition guidance throughout the Industry Topics of the Codification. In addition, ASU 2014-09 supersedes the cost guidance in Subtopic 605-35, Revenue Recognition—Construction-Type and Production-Type Contracts, and creates new Subtopic 340-40, Other Assets and Deferred Costs—Contracts with Customers. In summary, the core principle of ASC 606 is to recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period, and early application is not permitted. Therefore, the amendments in ASU 2014-09 will become effective for the Company as of the beginning of the 2017 fiscal year. The Company is currently assessing the impact of adoption.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 4 – PROPERTY AND EQUIPMENT

The Company has property and equipment that consist of computers and related accessories, and office furniture.  The depreciation is calculated using the straight line method over the life of the property.  All property has a useful life of 3 to 5 years.

The following table summarizes these assets as of December 31, 2015:

Computer equipment	$5,988
Office equipment	1,675
7,663
Accumulated Depreciation	1,325
$6,338

From February 12, 2015 through December 31, 2015, depreciation expense charged to operations was $1,325.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Operating leases

The Company leased office space on a month to month basis in Denver, Colorado for its corporate use. Total lease rental expenses from February 12, 2015 (date of inception) through December 31, 2015 were $13,650.

Litigation

The Company may, from time to time, become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not aware of any such legal proceedings that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

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NOTE 6 – RELATED PARTY TRANSACTIONS

Loans from members in the amount of $24,588 at December 31, 2015 consist of non-interest bearing working capital advances and expense reimbursements due to one of the Company’s members.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with the requirements of ASC 855, Subsequent Events, the Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

Subsequent to December 31, 2015, the Company’s raised $134,000 from equity contributions.

On November 28, 2016, the Company converted into a Colorado corporation and changed its name from DDDigtal LLC to DDDigtal Inc. This conversion was effective November 28, 2016.

On December 15, 2016, the Company, Zachary Marburger and all of the stockholders of the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MassRoots, Inc. (“MassRoots”) and Whaxy Inc., a wholly-owned subsidiary of MassRoots (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary will be merged with and into the Company, whereby the separate corporate existence of Merger Subsidiary will cease and the Company will survive (the “Surviving Entity”) as a wholly-owned subsidiary of MassRoots (the “Merger”).

Upon effectiveness of the Merger (such time, the “Effective Date”), MassRoots will issue 2,926,829 shares of its common stock, par value $0.001 per share (“Common Stock”), to the stockholders of the Company, allocated pro-rata based on each stockholder’s respective holdings of common stock of the Company immediately prior to the Effective Date (the “Merger Share Consideration”); and each share of the common stock of Merger Subsidiary will be converted into one newly issued, fully paid and non-assessable share of common stock of the Surviving Entity. MassRoots also agreed to pay $80,000 to Zachary Marburger, with $40,000 payable at the Effective Date and the remaining $40,000 payable upon completion of a full year of service as the Company’s Vice President of Strategy, and $20,000 to Micah Davidson (the “Merger Cash Consideration”). The Merger Cash Consideration is in repayment of debt obligations owed by the Company to Messrs. Marburger and Davidson.

The closing of the Merger is also subject to various conditions, including the Massroot’s employment of Zachary Marburger as the new Vice President of Strategy, the engagement of Micah Davidson as a Senior Software Engineer and the receipt of a Lock-Up Agreement between MassRoots and each stockholder of the Company prohibiting the sale or transfer of shares of Common Stock acquired as Merger Share Consideration, for a period of six (6) months from the Effective Date.

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